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                                                                     EXHIBIT 23a


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Commercial Metals Company on Form S-4 of our reports dated November 5, 2003 (November 13, 2003 as to Note 15), appearing in the Annual Report on Form 10-K of Commercial Metals Company for the year ended August 31, 2003 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


Dallas, Texas
January 27, 2004